UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________________________________________________________________________________________________

FORM 8-K/A
(Amendment No. 1)
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 31, 2025
(Date of earliest event reported)
______________________________________________________________________________________
RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________________________________

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in its Current Report on Form 8-K filed on April 4, 2025 (the “Prior 8-K”) with the Securities and Exchange Commission (the “SEC”), on March 31, 2025, Ring Energy, Inc. (the “Company”), as buyer, and Lime Rock Resources IV-A, L.P. (“LRRA”), and Lime Rock Resources IV-C, L.P. (“LRRC” and with LRRA, “Lime Rock”), as seller, consummated the transactions contemplated in that certain Purchase and Sale Agreement dated February 25, 2025, by and among the Company, LRRA and LRRC (the “Purchase Agreement”) that was previously reported on Form 8-K filed on February 28, 2025 with the SEC (the “Lime Rock Acquisition”).

The Company is filing this amendment to the Prior 8-K for the purpose of providing (i) the audited combined statement of revenues and direct operating expenses of interests in oil and gas leases and related property of Lime Rock located in Andrews County, Texas for the year ended December 31 2024 and (ii) the unaudited pro forma condensed combined financial information giving effect to the Lime Rock Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited combined statement of revenues and direct operating expenses of interests in oil and gas leases and related property of Lime Rock located in Andrews County, Texas for the year ended December 31, 2024 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial information of the Company for the twelve months ended December 31, 2024 is attached hereto as Exhibit 99.2 and incorporated herein by reference. The unaudited pro forma condensed combined financial information gives effect to the Lime Rock Acquisition on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(c) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1
Audited combined statement of revenues and direct operating expenses of interests in oil and gas leases and related property of Lime Rock located in Andrews County, Texas for the year ended December 31, 2024.

99.2	Unaudited pro forma condensed combined financial information of Ring Energy, Inc. for the year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	June 5, 2025	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer